Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. November 2022 Aquestive Therapeutics Corporate Presentation

Advancing medicines. Solving problems. Improving lives. ® Forward-Looking Statement 2 © 2022 Property of Aquestive Therapeutics, Inc. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, clinical advancement and related timing of AQST-109 through the regulatory and development pipeline; the potential for AQST-109 as the first orally administered epinephrine product candidate for the treatment of anaphylaxis; statements regarding the approval of Libervant by the FDA for U.S. market access and timing of launch if approved by the FDA for U.S. market access; profitability of the Company's manufacturing operations and the 2022 financial outlook of the Company; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of AQST-109 and our other drug candidates or failure to receive approval; risk of our ability to demonstrate to the FDA “clinical superiority” of Libervant within the meaning of the FDA regulations relative to the FDA-approved diazepam nasal spray product of another company, including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved product as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved product, and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are or may be seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long-term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, securities, business torts, investigative and antitrust litigation matters and associated costs, including that the ruling in the Company’s favor in the Suboxone® states’ antitrust litigation case could be appealed by the plaintiffs in the case and that, thereafter, the Company could be required to continue its defense of the claims asserted in that case and that said plaintiffs could be entitled to judgment against the Company; risk of changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance.

Advancing medicines. Solving problems. Improving lives. Strategic Priorities Proven track record of success • Technology-based pharmaceutical company • 5 FDA-approved products • 10+ years of product sales • 200+ patents worldwide • 23 filed patents covering AQST-109 • 19 patents covering LibervantTM 3 Near-term pipeline catalysts • AQST-109 epinephrine sublingual film • First and only sublingual film using a novel prodrug of Epinephrine • End-of-Phase 2 meeting with FDA planned in 4Q22 and to commence pivotal PK study shortly thereafter • LibervantTM (diazepam) buccal film* • Tentative FDA approval granted • Expected launch January 2027 Multiple cash-generating opportunities • Cash flow positive manufacturing business • Business performance and capital options support commercial operations and pipeline development *Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance.

Advancing medicines. Solving problems. Improving lives. PharmFilm® Technology – Where You Need It, When You Need It™ 4

Advancing medicines. Solving problems. Improving lives. Our Team Daniel Barber President, CEO and Director Peter Boyd SVP, Business Process & Information Technology Lori J. Braender General Counsel and Chief Compliance Officer Ken Marshall Chief Commercial Officer Mark Schobel Chief Innovation & Technology Officer Ernie Toth Chief Financial Officer 5 Cassie Jung Vice President, Operations and Product Management Steve Wargacki Vice President, Research and Development Ken Truitt Chief Medical Officer

Product Portfolio



Proprietary growth drivers
Preclinical
Clinical
Filed
Marketed
LIBERVANT™ Buccal Film (Diazepam)
(Refractory Seizures)
Tentative approval granted 8/30
Expected launch January 2027
AQST-109-Sublingual Film (Epinephrine)
(Anaphylaxis)
AQST-108-Sublingual Film (Epinephrine)
(Alternative Indications)
Licensed commercial products
Preclinical
Clinical
Filed
Marketed
Suboxone® Sublingual Film (Buprenorphine/Naloxone)
(Opioid Dependence)
FDA Approved 2010
EMA and TGA Approved
Zuplenz® Oral Film (Ondansetron)
(Antiemetic)
FDA Approved 2010
ANVISA Approved
SYMPAZAN® Oral Film (Clobazam)
(Lennox-Gastaut syndrome)
FDA Approved 2018
Exservan™ Oral Film (Riluzole)
(Amyotrophic Lateral Sclerosis/ALS)
FDA Approved 2019
Kynmobi® Sublingual Film (Apomorphine HCl)
(OFF Episodes of Parkinson's)
FDA Approved 2020
Azstarys® (serdexmethylphenidate and dexmethylphenidate)
(Attention-Deficit Hyperactivity Disorder/ADHD)
FDA Approved 2021

6

Aquestive®
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Reimagining How to Treat Anaphylaxis 7

Advancing medicines. Solving problems. Improving lives. Anaphylaxis: A Serious Systemic Hypersensitivity Reaction That is Usually Rapid in Onset And May Be Fatal1 As many as 49 million people in the United States are at chronic risk for acute anaphylactic episodes2 Lifetime prevalence may be higher than 5%3 Direct costs of anaphylaxis have been estimated at $1.2 billion per year, with direct expenditures of $294 million for epinephrine, and indirect costs of $609 million4 52% of patients in a nationwide patient survey who had previously experienced anaphylaxis had never received an epinephrine auto-injector prescription3 60% of respondents in same patient survey did not have an epinephrine auto-injector currently available3 8 References: 1. Turner PJ, et al. World Allergy Org J. 2019;12100066 2. Fromer L. Am J Med. 2016; doi:10.1016/j.amjmed.2016.07.018 3. Wood RA, et al. J Allergy Clin Immunol. 2014;133:461-467. 4. Dunn et al., (2014). Anaphylaxis: A payor's Perspective on Epinephrine/ American Journal of Medicine. DOI: https://doi.org/10.1016/j.amjmed.2013.09.013

Advancing medicines. Solving problems. Improving lives. Epinephrine Auto-injectors, The Current Standard of Care, Are Challenging Patients and caregivers using epinephrine auto-injectors often experience fear, anxiety, and needle phobia1,2 – Needle fear has been reported in 68% of children aged 6 to 8 years and 65% in children aged 9 to 12 years3 – Fear acquired in childhood appears to persist into adulthood4 – Additionally, some patients (or their caregivers) may be unable to properly inject the medication5 Severe outcomes and fatalities have been correlated with delayed administration of epinephrine6,7 Late administration of epinephrine has been linked to greater risk of a biphasic reaction, which is a recurrence of anaphylaxis following treatment for the condition8 9 References: 1. Chad L, et al. Eur J Allergy Clin Immunol. 2013;68:1605-1609. 2. Orenius T, et al. SAGE Open Nursing. 2018;4:1-8. doi:10.1177/2377960818759442 3. Taddio A, et al. Vaccine. 2012;30:4807-4812. doi:10.1016/j.vaccine.2012.05.011 4. Baxter AL, et al. J Allergy Clin Immunol. 2017;139(2)(suppl AB147):469. doi:10.1016/j.jaci.2016.12.482. 5. Prince BT, et al. J Asthma Allergy. 2018;11:143-151. 6. Song TT, et al. Curr Opin Allergy Clin Immunol. 2015;15:323-328. doi:10.1097/ACI.0000000000000185 7. Dudley LS, et al. West J Emerg Med. 2015;16(3):385-387. doi:10.5811/westjem.2015.25337 8. Cardona V, et al. World Allergy Org J. 2020;13:13100472.

Advancing medicines. Solving problems. Improving lives. AQST-109: Potential to Solve These Issues First and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to: 10 Quickly deliver epinephrine to control emerging symptoms and prevent progression Alleviate the fears associated with auto-injectors and self-injection, including needle phobia1 Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections2 Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily3 References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. 2. Cardona V, et al. World Allergy Org J. 2020;13:13100472. 3. Rachid et al., (2020): Pharmaceutics. 2018;10(1):24

Advancing medicines. Solving problems. Improving lives. AQST-109: Significant & Addressable Market Opportunity 11 Total Epinephrine Auto-Injector Market Rx’s: 2015-2021 (US) Allergists, Pediatricians, and Otolaryngologists (OTOs) prescribe roughly 1/2 of all EAI Rx’s • Large portion of annual Rx’s are written by a target audience addressable by Aquestive (i.e., high-decile Allergists, OTOs and Pediatricians) • Further, many of the Rx’s written by PCP’s/Others, are “downstream” refill prescriptions, for patients that were originally seen and prescribed an epinephrine product by an Allergist, OTO or Pediatrician

Advancing medicines. Solving problems. Improving lives. Treatment B a s e lin e A d ju s te d E p i C m a x 1 5 ( p g /m L ) 0 250 500 750 1000 1250 1500 1750 2000 IM 0.3 mg single (R1) EpiPen 0.3 mg single (R3) AQST-109 12 mg single (T1) EPIPHAST II: Topline Results Represents data from top-line results. Geometric means presented for Cmax. EPIPHAST II study was conducted with a 4-minute administration hold time. Administration instructions for future studies may vary. 12 AQST-109 maximum plasma concentration (Cmax) values within the timeframe critical to abate the cascade of anaphylaxis are comparable to and well bracketed by the 0.3mg intramuscular injections (IM) and the EpiPen® 90th percentile 10th percentile Mean Baseline Adjusted Epi Concentrations over Time by Treatment EPIPHAST II Time (minutes) 0 2 4 6 8 10 12 14 16 18 20 B as el in e A d ju st ed E p i C o n c (p g/ m L) 0 500 1000 1500 2000 2500 3000 T1 - AQST-109 12 mg single T2 - AQST-109 12 mg repeat R1 - IM 0.3 mg single R2 - IM 0.3 mg repeat R3 - EpiPen 0.3 mg single

Advancing medicines. Solving problems. Improving lives. Baseline Adjusted Epinephrine Tmax EPIPHAST II Treatment B as el in e A d ju st ed E p i Tm ax ( m in u te s) 0 15 30 45 60 75 90 IM 0.3 mg single (R1) EpiPen 0.3 mg single (R3) AQST-109 12 mg single (T1) EPIPHAST II: Time to Maximum Concentration (Tmax) 13 • AQST-109 showed a shorter median Tmax than both 0.3 mg IM and 0.3 mg EpiPen • Range of Tmax values across study is consistent with EpiPen • Both EpiPen and AQST-109 provide faster median Tmax values than 0.3 mg IM Fastest Median Tmax

Advancing medicines. Solving problems. Improving lives. EPIPHAST II: Trial Summary AQST-109 compared to EpiPen 0.3mg (single dose) ❖ Confirmation of 12-minute median Tmax ❖ Faster observed median Tmax than either EpiPen (22 minutes) or 0.3mg IM injection (45 minutes) ❖ Safety profile in line with previous studies – no SAE’s AQST-109 compared to epi 0.3mg IM injection (repeat dose) ❖ Demonstrated successful absorption of a second dose of AQST-109 in all subjects ❖ Second dose had an observed median Tmax of 18 minutes (8 minutes after second dose administration) ❖ No severe or serious safety or tolerability events were reported Regulatory Pathway ❖ End-of-Phase 2 meeting with FDA Division of Pulmonology, Allergy, and Critical Care scheduled during fourth quarter 2022 ❖ Anticipate FDA meeting minutes before the end of the year 14

Advancing medicines. Solving problems. Improving lives. 15 AQST-109: Development Steps FDA confirmed that the 505(b)2 approval path is acceptable for AQST-109 Aquestive opened its Investigational New Drug (IND) after receiving FDA clearance in February 2022 Aquestive received Fast Track Designation for AQST-109 in March 2022 Three-part EPIPHAST study completed in June 2022 – Final formulation and dose identified – Favorable comparison to Reference Listed Drug (RLD) in replicate design crossover study – Demonstrated robust performance across a variety of real-world conditions of use Positive topline data from repeat dosing comparative study of AQST-109 and 0.3 mg epinephrine auto injector was announced September 27, 2022 End-of-Phase 2 meeting set with the FDA in the fourth quarter of 2022 and commencing the pivotal PK study shortly thereafter

Advancing medicines. Solving problems. Improving lives. Solving Problems in EPILEPSY 16

Advancing medicines. Solving problems. Improving lives. Libervant Path to Launch Libervant LAUNCH • Currently anticipating January 2027 17 PDUFA Date • December 23, 2021 Tentative Approval Received • August 30, 2022 Potential Path Forward H2 2022 Engage with FDA on study design Conduct head-to-head study H1 2023 Submit study to FDA for review

Advancing medicines. Solving problems. Improving lives. 18 Seizure Cluster Acute Rescue Market References: 1. Symphony Health, Metys®, Jan 2021–Dec 2021. A significant unmet need exists for additional delivery options, which represents a majority of the diazepam rescue market.1 - 20,000 40,000 60,000 80,000 100,000 120,000 TO TA L P R ES C R IP TI O N S PRESCRIPTIONS BY QUARTER VALTOCO® NAYZILAM® DIAZEPAM Pre-nasal spray launch baseline

Advancing medicines. Solving problems. Improving lives. Manufacturing Operations 19

Advancing medicines. Solving problems. Improving lives. 20 Manufacturing Operations Manufacturing operations continues to meet the Company’s expectations and provides positive cash flow to the Company. - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 PharmFilm® Volume Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 33,629 27,890 30,916 49,182 47,509 36,413 42,182 47,125 41,097 Doses (millions)

Advancing medicines. Solving problems. Improving lives. 2022 Outlook 21

Advancing medicines. Solving problems. Improving lives. Financial Summary (NASDAQ: AQST) 22 Full Year 2022 Guidance (as of August 2, 2022) • Total revenues of approximately $46 to $49 million • Non-GAAP adjusted EBITDA loss of approximately $37 to $43 million

Advancing medicines. Solving problems. Improving lives. Going Forward Continued leverage of expertise and technology • 5 FDA-approved products • Tentative approval of LIBERVANT granted and anticipated launch in 2027 23 Advance our novel epinephrine delivery platform AQST-109 • Q2: Completed EPIPHAST trial • Q3: Completed EPHIPHAST II trial • Q4: End-of-Phase 2 meeting with FDA planned in Q4 and commence pivotal PK study thereafter AQST-108 • Identify additional product opportunities Identifying cash-generating opportunities • Continue strong business performance to generate cash • Appropriate use of ATM facility • Utilize shelf registration under favorable conditions

Advancing medicines. Solving problems. Improving lives. Thank You